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                                                                    EXHIBIT 23.2


               CONSENT OF MILLER, HAMILTON, SNIDER & ODOM, L.L.C.


                               CONSENT OF COUNSEL

THE COLONIAL BANCGROUP, INC.

         WE HEREBY CONSENT TO USE IN THIS FORM S-4 REGISTRATION STATEMENT OF THE COLONIAL BANCGROUP, INC., OF OUR NAME IN THE PROSPECTUS, WHICH IS A PART OF SUCH REGISTRATION STATEMENT, UNDER THE HEADING "LEGAL MATTERS," TO THE SUMMARIZATION OF OUR OPINION REFERENCED THEREIN, AND TO THE INCLUSION OF OUR OPINION AT
EXHIBIT 5.1 OF THE REGISTRATION STATEMENT.

/s/ MILLER, HAMILTON, SNIDER & ODOM, L.L.C.
OCTOBER 31, 1997